                                                                       Exhibit 4
===============================================================================



                     MIRAGE RESORTS, INCORPORATED, Issuer


                                      AND


                    PNC BANK, NATIONAL ASSOCIATION, Trustee


                                 $400,000,000

                            SUPPLEMENTAL INDENTURE

                                  DATED AS OF

                               FEBRUARY 4, 1998

                       6 5/8% NOTES DUE FEBRUARY 1, 2005
                       6 3/4% NOTES DUE FEBRUARY 1, 2008



===============================================================================

     THIS SUPPLEMENTAL INDENTURE is dated and entered into as of February 4, 1998, between Mirage Resorts, Incorporated, a Nevada corporation (hereinafter sometimes referred to as the "Company"), and PNC Bank, National Association, a corporation organized and existing as a national banking association under the laws of the United States, as trustee (hereinafter sometimes referred to as the "Trustee").

                               WITNESSETH THAT:

     WHEREAS, the Company filed on October 30, 1997 a Registration Statement on Form S-3 (the "Shelf Registration Statement") with the Securities and Exchange Commission with respect to certain securities of the Company, and the Shelf Registration Statement was declared effective on November 3, 1997;

     WHEREAS, the form of Indenture (the "Indenture") incorporated in the Shelf Registration Statement by reference to Exhibit 4 to the Form S-3 Registration Statement of the Company (File No. 333-07261), sets forth certain terms and provisions of certain debt securities of the Company;

     WHEREAS, for its lawful corporate purposes, the Company desires to create and authorize the series of 6 5/8% Notes Due February 1, 2005, in an aggregate principal amount of $200,000,000 (the "2005 Notes"), and the series of 6 3/4% Notes Due February 1, 2008 in an aggregate principal amount of $200,000,000 (the "2008 Notes") and to provide the terms and conditions upon which the 2005 Notes and the 2008 Notes are to be executed, registered, authenticated, issued and delivered;

     WHEREAS, the Company has duly authorized the execution and delivery of this Supplemental Indenture;

     WHEREAS, the 2005 Notes and the certificate of authentication to be borne by the 2005 Notes are to be substantially in the forms attached hereto as Exhibit A, and the 2008 Notes and the certificate of authentication to be borne
---------
by the 2008 Notes are to be substantially in the forms attached hereto as Exhibit B; and
---------

     WHEREAS, all acts and things necessary to make the 2005 Notes and the 2008 Notes when executed by the Company and authenticated and delivered by or on behalf of the Trustee as in this Supplemental Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed;

     NOW, THEREFORE, in order to declare the terms and conditions upon which the 2005 Notes and the 2008 Notes are executed, registered, authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of such 2005 Notes and such 2008 Notes by the Holders thereof and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the 2005 Notes and the 2008 Notes, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

1.  Capitalized Terms.

          Capitalized terms used herein and not otherwise defined herein are used with the respective meanings ascribed to such terms in the Indenture.

2.  Effectiveness.

          This Supplemental Indenture shall become effective, and shall bind the parties hereto, upon its execution by the parties hereto.

3.  Incorporation of Supplemental Indenture into Indenture.

          This Supplemental Indenture is executed by the Company and the Trustee pursuant to the provisions of Section 9.01 of the Indenture, and the terms and conditions hereof shall be deemed to be part of the Indenture for all purposes upon the effectiveness of this Supplemental Indenture. The Indenture, as amended and supplemented by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

4.  Effect of Headings.

          The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

5.  Governing Law.

          The internal laws of the State of Nevada shall govern and be used to construe this Supplemental Indenture, without regard to the conflicts of laws provisions thereof.

6.  Counterparts.

          This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

7.  Recitals.

          The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

                                  ARTICLE TWO

                     CREATION AND AUTHORIZATION OF SERIES

1.  Designation of Series of Securities.

          There are hereby created and authorized (i) the series of Securities entitled "6 5/8% Notes Due February 1, 2005," which shall be a closed series limited to $200,000,000 aggregate Principal Amount (except for 2005 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2005 Notes of this series pursuant to Sections 2.08, 2.09, 2.12 and 3.06 of the Indenture), and (ii) the series of Securities entitled "6 3/4% Notes Due February 1, 2008," which shall be a closed series limited to $200,000,000 aggregate Principal Amount (except for 2008 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2008 Notes of this series pursuant to Sections 2.08, 2.09, 2.12 and 3.06 of the Indenture). The 2005 Notes and 2008 Notes shall be substantially in the forms set forth in the fifth recital of this Supplemental Indenture.

                                 ARTICLE THREE

                     AMENDMENTS TO PROVISIONS OF INDENTURE

1.  Definitions.

          Section 1.01 of the Indenture is hereby amended by adding the following definitions in the appropriate alphabetical order:

          "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.20% with respect to the 2005 Notes and 0.25% with respect to the 2008 Notes.

          "Attributable Value" in respect of any sale and leaseback transaction means, as of the time of determination, the total obligation (discounted to present value at the average interest rate of the 2005 Notes and 2008 Notes (weighted in proportion to the aggregate principal amount of the 2005 Notes and 2008 Notes originally issued) compounded semiannually) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such sale and leaseback transaction.

          "Comparable Treasury Issue" means, with respect to the 2005 Notes or the 2008 Notes, as the case may be, the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of such 2005 Notes or 2008 Notes, as the case may be, to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2005 Notes or 2008 Notes, as the case may be.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations or (B) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

          "Consolidated Net Tangible Assets" of the Company means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any Indebtedness for money borrowed having a maturity of less than 12 months from the date of the most recent consolidated balance sheet of the Company but which by its terms is renewable or extendable beyond 12 months from such date at the option of the borrower) and (b) all goodwill, trade names, patents, unamortized debt discount and expense and any other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and computed in accordance with generally accepted accounting principles.

          "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien, encumbrance or other security arrangement of any kind or nature whatsoever on or with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

          "Principal Property" means any real property of the Company or any of its subsidiaries, and any equipment located at or comprising a part of any such real property, having a net book value, as of the date of determination, in excess of the greater of $25 million and 5% of Consolidated Net Tangible Assets of the Company.

          "Quotation Agent" means one of the Reference Treasury Dealers appointed by the Company and certified to the Trustee by the Company.

          "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation, BancAmerica Robertson Stephens, Bear, Stearns & Co. Inc., BT Alex. Brown Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and J.P. Morgan Securities Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer and certify same to the Trustee; and any other Primary Treasury Dealer selected by the Company and certified to the Trustee by the Company.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company and certified to the Trustee by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

2.  Redemption and Offer to Purchase.

          Section 3.05 of the Indenture is hereby amended and restated in its entirety as follows:

Section 3.05.  Deposit of Redemption Price.
------------   ---------------------------

               (a) Prior to or on the redemption date, the Company shall deposit with the Paying Agent for the 2005 Notes being redeemed (or if the Company or a subsidiary or an Affiliate of the Company is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of, and (except if the redemption date shall be an interest payment date) accrued interest on, all 2005 Notes to be redeemed on that date other than 2005 Notes or portions of 2005 Notes called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation. If such money is then held by the Company or a subsidiary or an Affiliate of the Company in trust and is not required for such purpose, it shall be discharged from such trust.

               (b) Prior to or on the redemption date, the Company shall deposit with the Paying Agent for the 2008 Notes being redeemed (or if the Company or a subsidiary or an Affiliate of the Company is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of, and (except if the redemption date shall be an interest payment date) accrued interest on, all 2008 Notes to be redeemed on that date other than 2008 Notes or portions of 2008 Notes called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation. If such money is then held by the Company or a subsidiary or an Affiliate of the Company in trust and is not required for such purpose, it shall be discharged from such trust.

3.  Optional Redemption.

               The Indenture is hereby amended by adding a new Section 3.08 as follows:

Section 3.08.  Optional Redemption.
------------   -------------------

               (a) The 2005 Notes are redeemable, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of
(i) 100% of the Principal Amount of 2005 Notes so redeemed or (ii) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of Principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued interest thereon to the redemption date.

               (b) The 2008 Notes are redeemable, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of
(i) 100% of the Principal Amount of 2008 Notes so redeemed or (ii) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of Principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued interest thereon to the redemption date.

4.  Limitation on Liens.

          The Indenture is hereby amended by adding a new Section 4.08 as follows:

Section 4.08.  Limitation on Liens.
------------   -------------------

               The Company will not, and will not permit any subsidiary to, create, incur, issue, assume or guarantee any Indebtedness of the Company or any subsidiary secured by a Lien upon any Principal Property, or upon shares of capital stock or evidences of Indebtedness issued by any subsidiary which owns or leases a Principal Property and which are owned by the Company or any subsidiary (whether such Principal Property, shares or evidences of Indebtedness are now owned or are hereafter acquired by the Company), without making effective provision to secure all of the 2005 Notes and the 2008 Notes then outstanding by such Lien, equally and ratably with (or prior to) any and all other Indebtedness thereby secured, so long as such Indebtedness shall be so secured.

          The foregoing restrictions shall not apply, however, to: (a) Liens existing on the date of original issuance of the 2005 Notes and the 2008 Notes;
(b) Liens affecting property of a corporation or other entity existing at the time it becomes a subsidiary of the Company or at the time it is merged into or consolidated with the Company or a subsidiary of the Company; (c) Liens on property existing at the time of acquisition thereof or incurred to secure payment of all or a part of the purchase price thereof or to secure Indebtedness incurred prior to, at the time of, or within 24 months after the acquisition for the purpose of financing all or part of the purchase price thereof; (d) Liens on any property to secure all or part of the cost of improvements or construction thereon or Indebtedness incurred to provide funds for such purpose in a principal amount not exceeding the cost of such improvements or construction;
(e) Liens which secure Indebtedness owing by a subsidiary of the Company to the Company or to another subsidiary of the Company; (f) purchase money security Liens on personal property; (g) Liens to secure Indebtedness of joint ventures in which the Company or a subsidiary has an interest, to the extent such Liens are solely on property or assets of, or equity interests in, such joint ventures; (h) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision thereof, to secure partial, progress, advance or other payments; and (i) any extension, renewal, replacement or refunding of any Lien referred to in the foregoing clauses (a) through (h), provided, however, that the aggregate principal amount of Indebtedness secured thereby and not otherwise authorized by the foregoing clauses shall not exceed the aggregate principal amount of Indebtedness, plus any premium or fee payable in connection with any such extension, renewal, replacement or refunding, so secured at the time of such extension, renewal, replacement or refunding.

          Notwithstanding the foregoing, the Company and its subsidiaries may create, incur, issue, assume or guarantee Indebtedness secured by Liens without equally and ratably securing the 2005 Notes and the 2008 Notes then outstanding, provided, that at the time of such creation, incurrence, issuance, assumption or guarantee, after giving effect thereto and to the retirement of any Indebtedness which is concurrently being retired, the aggregate amount of all outstanding Indebtedness secured by Liens so incurred (other than those Liens permitted by the preceding paragraph), together with all outstanding Attributable Value of all sale and leaseback transactions permitted by the last paragraph of Section 4.09, does not exceed 15% of the Consolidated Net Tangible Assets of the Company.

5.  Limitation on Sale and Leaseback Transactions.

          The Indenture is hereby amended by adding a new Section 4.09 as follows:

Section 4.09.  Limitation on Sale and Leaseback Transactions.
------------   ---------------------------------------------

               The Company will not, and will not permit any subsidiary to, enter into any sale and leaseback transaction involving any Principal Property unless the Company or such subsidiary shall apply, or cause to be applied, to the retirement of its secured debt within 120 days after the effective date of the sale and leaseback transaction, an amount not less than the greater of (i) the net proceeds of the sale of the Principal Property leased pursuant to such arrangement or (ii) the fair market value of the Principal

Property so leased. This restriction will not apply to a sale and leaseback transaction involving the taking back of a lease for a period of less than three years.

          Notwithstanding the foregoing, the Company or any subsidiary may enter into a sale and leaseback transaction, provided, that at the time of such transaction, after giving effect thereto, the Attributable Value thereof, together with all Indebtedness secured by Liens permitted pursuant to Section
4.08 (other than those Liens permitted by the second paragraph of Section 4.08, and other than the Attributable Value of the sale and leaseback transactions permitted by the preceding paragraph) does not exceed 15% of the Consolidated Net Tangible Assets of the Company.

6.  Successor Corporation and Assignment.

          Section 5.01 of the Indenture is hereby amended and restated in its entirety as follows:

Section 5.01.  When the Company May Merge, etc.
------------   --------------------------------

          The Company shall not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets to, another person unless:

                    (1) the person formed by or surviving any such consolidation or merger (if other than the Company), or to which such disposition shall have been made, is a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia;

                    (2) the person formed by or surviving any such consolidation or merger (if other than the Company), or to which such disposition shall have been made, assumes by supplemental indenture all of the obligations of the Company under the 2005 Notes, the 2008 Notes and this Indenture;

                    (3) immediately after the transaction no Default or Event of Default exists; and

                    (4) if, as a result of the transaction, property of the Company would become subject to a Lien that would not be permitted under the limitation on Liens contained in Section 4.08, the Company takes such steps as shall be necessary to secure the 2005 Notes and the 2008 Notes equally and ratably with (or prior to) the Indebtedness secured by such Lien.

The Company shall deliver to the Trustee for the 2005 Notes and the 2008 Notes prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with the provisions of this Indenture applicable to the 2005 Notes and the 2008 Notes.

7.  Events of Default.

          Section 6.01 of the Indenture is hereby amended and restated in its entirety as follows:

Section 6.01.  Events of Default.
------------   -----------------

               (a) An "Event of Default" occurs with respect to the 2005 Notes in the event of any one of the following:

               (1) failure of the Company to pay (whether or not prohibited by applicable subordination provisions, if any), interest for 30 days on, or the Principal when due of, any 2005 Notes;

               (2) failure of the Company to comply with any of its other agreements or covenants contained in the 2005 Notes or in this Indenture and applicable to the 2005 Notes, and continuance of such Default for the period and after the notice specified below;

               (3) failure to pay when due (after applicable grace periods as provided in any applicable instrument governing such Indebtedness) the principal of, or acceleration of, any Indebtedness for money borrowed by the Company having an aggregate principal amount outstanding equal to at least $25,000,000, if such Indebtedness is not discharged, or such acceleration is not annulled, and the Default continues for the period and after the notice specified below;

               (4) entry of final judgments against the Company or any subsidiary or subsidiaries of the Company which remain undischarged for a period of 60 days, provided that the aggregate of all such judgments exceeds $25,000,000 and the Default continues for the period and after the notice specified below;

               (5) the Company, pursuant to or within the meaning of any Bankruptcy Law:

                    (A) commences a voluntary case,

                    (B) consents to the entry of an order for relief against it in an involuntary case,

                    (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                    (D) makes a general assignment for the benefit of its creditors, or

                    (E) admits in writing its inability generally to pay its debts as the same become due;

               (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                    (A) is for relief against the Company or any Material Subsidiary of the Company in an involuntary case,

                    (B) appoints a Custodian of the Company for all or substantially all of the property of the Company or any Material Subsidiary of the Company, or

                    (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days; or

               (7) a revocation, suspension or involuntary loss of any Gaming License by the Company or a subsidiary of the Company (after the same shall have been obtained) which results in the cessation of operation of the business at a Principal Property for a period of more than 90 consecutive days.

               The term "Bankruptcy Law" means any Federal or State bankruptcy, insolvency, reorganization or other similar law. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

               A Default under clause (2) (other than a Default under Section 4.05, 4.07 or 5.01, each of which Default shall be an Event of Default without the notice or passage of time specified in this paragraph) is not an Event of Default until the Trustee or the Holders of at least 25% in Principal Amount of the 2005 Notes then outstanding notify the Company of the Default and the Company does not cure the Default or cause the Default to be cured within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

               A Default under clause (3) is not an Event of Default until the Trustee or the Holders of at least 25% in Principal Amount of the 2005 Notes then outstanding notify the Company of the Default and the Company has not caused such Default to be cured or waived or such acceleration to be rescinded or annulled within 30 days after receipt of the notice. The notice must specify the Default, demand that it be rescinded or annulled and state that the notice is a "Notice of Default."

               A Default under clause (4) is not an Event of Default until the Trustee or the Holders of at least 25% in Principal Amount of the 2005 Notes then outstanding notify the Company of the Default and the Company does not cure the Default or cause the Default to be cured within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

               In the case of any Event of Default pursuant to the provisions of this Section 6.01 occurring with respect to the 2005 Notes by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium which the Company would have had to pay if the Company then had elected optionally to redeem the 2005 Notes, an equivalent premium (or, in the event that the Company would not be permitted to redeem the 2005 Notes optionally on such date, the premium payable on the first date thereafter on which such redemption would be permissible) shall also become and be immediately due and payable with respect to the 2005 Notes to the extent permitted by law, anything in this Indenture or in the 2005 Notes contained to the contrary notwithstanding.

               The Trustee shall not be deemed to have knowledge of any Default under this Section 6.01(a) unless either (A) a Trust Officer of Trustee shall have actual knowledge of such Default or (B) the Trustee shall have received written notice thereof from the Company or from the Holders of at least 25% in principal amount of the 2005 Notes then outstanding.

               (b) An "Event of Default" occurs with respect to the 2008 Notes in the event of any one of the following:

               (1) failure of the Company to pay (whether or not prohibited by applicable subordination provisions, if any), interest for 30 days on, or the Principal when due of, any 2008 Notes;

               (2) failure of the Company to comply with any of its other agreements or covenants contained in the 2008 Notes or in this Indenture and applicable to the 2008 Notes, and continuance of such Default for the period and after the notice specified below;

               (3) failure to pay when due (after applicable grace periods as provided in any applicable instrument governing such Indebtedness) the principal of, or acceleration of, any Indebtedness for money borrowed by the Company having an aggregate principal amount outstanding equal to at least $25,000,000, if such Indebtedness is not discharged, or such acceleration is not annulled, and the Default continues for the period and after the notice specified below;

               (4) entry of final judgments against the Company or any subsidiary or subsidiaries of the Company which remain undischarged for a period of 60 days, provided that the aggregate of all such judgments exceeds $25,000,000 and the Default continues for the period and after the notice specified below;

               (5) the Company, pursuant to or within the meaning of any Bankruptcy Law:

                    (A) commences a voluntary case,

                    (B) consents to the entry of an order for relief against it in an involuntary case,

                    (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                    (D) makes a general assignment for the benefit of its creditors, or

                    (E) admits in writing its inability generally to pay its debts as the same become due;

               (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                    (A) is for relief against the Company or any Material Subsidiary of the Company in an involuntary case,

                    (B) appoints a Custodian of the Company for all or substantially all of the property of the Company or any Material Subsidiary of the Company, or

                    (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days; or

               (7) a revocation, suspension or involuntary loss of any Gaming License by the Company or a subsidiary of the Company (after the same shall have been obtained) which results in the cessation of operation of the business at a Principal Property for a period of more than 90 consecutive days.

          The term "Bankruptcy Law" means any Federal or State bankruptcy, insolvency, reorganization or other similar law. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          A Default under clause (2) (other than a Default under Section 4.05,
4.07 or 5.01, each of which Default shall be an Event of Default without the notice or passage of time specified in this paragraph) is not an Event of Default until the Trustee or the Holders of at least 25% in Principal Amount of the 2008 Notes then outstanding notify the Company of the Default and the Company does not cure the Default or cause the Default to be cured within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

          A Default under clause (3) is not an Event of Default until the Trustee or the Holders of at least 25% in Principal Amount of the 2008 Notes then outstanding notify the Company of the Default and the Company has not caused such Default to be cured or waived or such acceleration to be rescinded or annulled within 30 days after receipt of the notice. The notice must specify the Default, demand that it be rescinded or annulled and state that the notice is a "Notice of Default."

          A Default under clause (4) is not an Event of Default until the Trustee or the Holders of at least 25% in Principal Amount of the 2008 Notes then outstanding notify the Company of the Default and the Company does not cure the Default or cause the Default to be cured within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

          In the case of any Event of Default pursuant to the provisions of this
Section 6.01 occurring with respect to the 2008 Notes by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium which the Company would have had to pay if the Company then had elected optionally to redeem the 2008 Notes, an equivalent premium (or, in the event that the Company would not be permitted to redeem the 2008 Notes optionally on such date, the premium payable on the first date thereafter on which such redemption would be permissible) shall also become and be immediately due and payable with respect to the 2008 Notes to the extent permitted by law, anything in this Indenture or in the 2008 Notes contained to the contrary notwithstanding.

          The Trustee shall not be deemed to have knowledge of any Default under this Section 6.01(b) unless either (A) a Trust Officer of Trustee shall have actual knowledge of such Default or (B) the Trustee shall have received written notice thereof from the Company or from the Holders of at least 25% in principal amount of the 2008 Notes then outstanding.

          IN WITNESS WHEREOF, the Company and the Trustee have executed this Supplemental Indenture and have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


Dated:  As of February 4, 1998    MIRAGE RESORTS, INCORPORATED



Attest:                           By:_______________________________
                                     Stephen A. Wynn
                                     Chairman of the Board, President and
___________________________          Chief Executive Officer
Bruce A. Levin
Secretary
                                  By:_______________________________
                                     Daniel R. Lee
                                     Senior Vice President - Finance
                                     and Development, Chief Financial
                                     Officer and Treasurer

                                  (SEAL)



Dated:  As of February 4, 1998    PNC BANK, NATIONAL ASSOCIATION



                                  By:________________________________
                                    Name:___________________
                                    Title:__________________

                                  (SEAL)

                                   EXHIBIT A


                                                                CUSIP No.

          This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Mirage Resorts, Incorporated, or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                         MIRAGE RESORTS, INCORPORATED

                       6 5/8% Note Due February 1, 2005

No. A-1                                                             $200,000,000

          MIRAGE RESORTS, INCORPORATED, a corporation duly organized and existing under the laws of the State of Nevada (herein called the "Company," which term includes any successor to the Company under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Principal sum of Two Hundred Million Dollars ($200,000,000) on February 1, 2005 and to pay interest thereon from February 4, 1998 or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually in arrears on February 1 and August 1, in each year, commencing August 1, 1998, at the rate of 6 5/8% per annum, until the Principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such regular record date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be mailed to Holders of the Securities not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

          Payment of the Principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the register for the Securities.

          Reference is hereby made to the further provisions of this Security set forth on pages A-4 to A-9 following the signature page hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the pages following the signature page hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                           [Signature Page to Follow]

     In Witness Whereof, the Company has caused this instrument to be duly executed.

                                   MIRAGE RESORTS, INCORPORATED

                                   By.......................................
                                     Stephen A. Wynn
                                     Chairman of the Board, President and
                                     Chief Executive Officer


                                   By.......................................
                                     Daniel R. Lee
                                     Senior Vice President -
                                     Finance and Development,
                                     Chief Financial Officer and Treasurer



Attest:

 ..............................
Bruce A. Levin
Secretary


                         CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                             PNC BANK, NATIONAL ASSOCIATION
                                                       As Trustee


                                   By.......................................

                                     ____________________________
                                     Authorized Signatory

          This Security is one of a duly authorized series of securities of the Company (herein called the "Securities"), issued under an Indenture, dated as of February 4, 1998, as amended by a Supplemental Indenture, dated as of February 4, 1998 (as so amended, the "Indenture"), each between the Company and PNC Bank, National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are subject to, and qualified by, all of the terms of the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate Principal Amount to $200,000,000. The Securities are general obligations of the Company.

          The Securities are subject to redemption upon not less than 30 days' nor more than 60 days' notice by first class mail, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of
(i) 100% of the Principal Amount of the Securities so redeemed or (ii) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued interest thereon to the redemption date.

          "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.20%.

          "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Security to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Security.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

          "Quotation Agent" means one of the Reference Treasury Dealers appointed by the Company and certified to the Trustee by the Company.

          "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation, BancAmerica Robertson Stephens, Bear, Stearns & Co. Inc., BT Alex. Brown Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, and J.P. Morgan Securities Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer and certify same to the Trustee; and any other Primary Treasury Dealer selected by the Company and certified to the Trustee by the Company.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company and certified to the Trustee by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Treasury Reference Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

          In the event of redemption of this Security in part only, a new Security or Securities of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          Notwithstanding any other provision of Article 3 of the Indenture, if any Gaming Authority requires that a Holder or beneficial owner of Securities of a Holder must be licensed, qualified or found suitable under any Gaming Law, such Holder or such beneficial owner shall apply for a license, qualification or a finding of suitability, as the case may be, within the required time period. If such person fails to apply or become licensed or qualified or is not found suitable (in each case, a "failure of compliance"), the Company shall have the right, at its option, (i) to require such Holder or owner to dispose of such Holder's or owner's Securities within 30 days of receipt of notice of the Company's election or such earlier date as may be requested or prescribed by such Gaming Authority, or (ii) to redeem within such 30-day or earlier period requested or prescribed by such Gaming Authority the Securities of such Holder or owner at a redemption price equal to the lesser of (A) 100% of the Principal Amount thereof or (B) the price at which such Holder or owner acquired the Securities, together, in either case, with accrued interest to the earlier of the redemption date or the date of the failure of compliance, which may be less than 30 days following the notice of redemption if so requested or prescribed by such Gaming Authority. The Company shall notify the Trustee in writing of any such redemption as soon as practicable. The Company shall not be responsible for any costs or expenses any such Holder or owner may incur in connection with its application for a license, qualification or finding of suitability.

          If there is a Change in Control (the time of a Change in Control being referred to as the "Change in Control Date"), then the Company shall (a) commence, within five Business Days following the Change in Control Date, an offer to repurchase (the "Repurchase Offer") all of the outstanding Securities at a repurchase price (the "Repurchase Price") in cash equal to 101% of the Principal Amount of the Securities plus accrued interest, if any, to the Repurchase Date (as defined below) and (b) deposit with the Paying Agent an amount equal to the aggregate Repurchase Price for all Securities then outstanding so as to be available for payment to the Holders of Securities who elect to require the Company to repurchase all or a portion of their Securities.

          If the Repurchase Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest will be paid to the person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Securities pursuant to the Repurchase Offer.

          Notice of any Repurchase Offer shall be mailed by the Company to the Trustee and the Holders of the Securities at their last registered addresses. The Repurchase Offer shall remain open from the time of mailing until 10 Business Days thereafter, and no longer, unless a longer period is required by law or stock exchange rule or unless a majority of the Continuing Directors of the Company votes in favor of extending such period (the date on which the Repurchase Offer closes being the "Repurchase Date"). The notice shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Repurchase Offer. The notice, which shall govern the terms of the Repurchase Offer, shall state:

          (1) that the Repurchase Offer is being made pursuant to Section 4.07 of the Indenture and that Securities will be accepted for payment either (A) in whole or (B) in part in integral multiples of $1,000;

          (2) the Repurchase Price and the Repurchase Date;

          (3) that any Security not tendered will continue to accrue interest;

          (4) that any Security accepted for payment pursuant to the Repurchase Offer shall cease to accrue interest from and after the Repurchase Date;

          (5) that Holders electing to have a Security purchased pursuant to the Repurchase Offer will be required to surrender the Security, with the form entitled "Option to Elect Purchase" on the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Repurchase Date;

          (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than three Business Days before the Repurchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the Principal Amount of Securities the Holder delivered for purchase and a statement that the Holder is withdrawing his election to have such Securities purchased; and

          (7) that Holders whose Securities are purchased only in part will be issued new Securities equal in Principal Amount to the unpurchased portion of the Securities surrendered.

          On the Repurchase Date, the Company shall, to the extent lawful, (i) accept for payment Securities or portions thereof tendered pursuant to the Repurchase Offer; and (ii) deliver to the Trustee the Securities so tendered, together with an Officers' Certificate identifying the Securities or portions thereof so accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of the Securities so accepted payment in an amount equal to the Repurchase Price. The Trustee shall promptly authenticate and mail or deliver to each Holder who tendered a Security a new Security or Securities equal in Principal Amount to any untendered portion of the Security surrendered. The Paying Agent shall invest funds deposited with it pursuant to Section 4.07 of the Indenture for the benefit of, and at the written direction of, the Company to the Repurchase Date.

          "Board of Directors" or "Board" means the Board of Directors or any authorized committee of the Board of Directors of the Company, or a Consolidated Subsidiary thereof, as the context may indicate.

          "Capital Stock" of any person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock and any and all forms of partnership interests or other equity interests in a person, including but not limited to any type of preference stock which for other purposes may not be treated as equity.

          "Change in Control" means (i) the time the Company first determines that any person or group, within the meaning of Section 14(d)(2) of the Exchange Act (other than any person who was at the date of the Indenture an officer or director of the Company or a group consisting of persons who were at the date of the Indenture officers or directors of the Company) have acquired direct or indirect beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 35% or more of the outstanding voting Capital Stock of the Company, unless a majority of the Continuing Directors approves the acquisition not later than 10 business days after the Company makes the determination, or (ii) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.

          "Consolidated Subsidiary" of any specific person means any subsidiary, all of whose voting Capital Stock (other than the minimum required number of directors' qualifying shares) are owned by such person and/or by another Consolidated Subsidiary of such person, and the accounts of which are, or under generally accepted accounting principles are required to be, consolidated with the accounts of such person.

          "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of that Board of Directors on the date of the Indenture, (ii) had been a member of that Board of Directors for the two years immediately preceding such date of determination or (iii) was nominated for election or elected to that Board of Directors with the affirmative vote of the greater of (x) a majority of Continuing Directors who were members of that Board at the time of such nomination or election or (y) at least three Continuing Directors.

          The Indenture contains provisions for defeasance of the entire Indebtedness of this Security or certain restrictive covenants with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

          If an Event of Default with respect to the Securities shall occur and be continuing, the Principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in Principal Amount of the Securities at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in Principal Amount of the Securities at the time outstanding, on behalf of the Holders of all such Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. The right of any Holder (or such Holder's duly designated proxy) to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of Securities as of a date set by the Company and identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Indenture.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in Principal Amount of the Securities at the time outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in Principal Amount of the Securities at the time outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of Principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the register for the Securities, upon surrender of this Security for transfer at the office or agency of the Company in any place where the Principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate Principal Amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate Principal Amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          No past, present or future director, officer, employee, stockholder or incorporator, as such, of the Company or any successor corporation shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          All terms used in this Security without definition which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

                            Option to Elect Purchase

          The undersigned registered Holder of this Security hereby irrevocably exercises the option to require the Company to repurchase this Security or portion thereof (which is $1,000 or an integral multiple thereof) below designated on the Repurchase Date and in accordance with the terms set forth in the notice of Repurchase Offer distributed by the Company in accordance with the terms of this Security, and directs that payment be made to the registered Holder hereof unless a different name has been indicated below. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:  ________________


Signature(s) must be                     Holder's Signature:
guaranteed if payment is to be
made other than to and in the name
of the registered Holder                 _______________________________________


____________________________________     Portion of Security to be repurchased
Signature Guarantee                      (in integral multiples of $1,000) if
                                         other than the full Principal Amount
                                         thereof:

Fill in for payment of Repurchase
Price if to be made otherwise than       ______________________________________
to the registered Holder


____________________________________
Name

____________________________________
Address

____________________________________

Please print name and address
(including zip code)

SOCIAL SECURITY OR TAXPAYER
IDENTIFICATION NUMBER

____________________________________

                                   EXHIBIT B


                                                               CUSIP No.

          This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Mirage Resorts, Incorporated, or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                          MIRAGE RESORTS, INCORPORATED

                        6 3/4% Note Due February 1, 2008

No. B-1                                                             $200,000,000

          MIRAGE RESORTS, INCORPORATED, a corporation duly organized and existing under the laws of the State of Nevada (herein called the "Company," which term includes any successor to the Company under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Principal sum of Two Hundred Million Dolalrs ($200,000,000) on February 1, 2008 and to pay interest thereon from February 4, 1998 or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually in arrears on February 1 and August 1 in each year, commencing August 1, 1998, at the rate of 6 3/4% per annum, until the Principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such regular record date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be mailed to Holders of the Securities not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

          Payment of the Principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the register for the Securities.

          Reference is hereby made to the further provisions of this Security set forth on pages B-4 to B-9 following the signature page hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the pages following the signature page hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                           [Signature Page to Follow]

        In Witness Whereof, the Company has caused this instrument to be duly executed.

                                         MIRAGE RESORTS, INCORPORATED


                                         By.....................................
                                           Stephen A. Wynn
                                           Chairman of the Board, President and
                                           Chief Executive Officer


                                         By.....................................
                                           Daniel R. Lee
                                           Senior Vice President -
                                           Finance and Development,
                                           Chief Financial Officer and Treasurer



Attest:

 ...................................
Bruce A. Levin
Secretary


                         CERTIFICATE OF AUTHENTICATION

        This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                     PNC BANK, NATIONAL ASSOCIATION
                                                               As Trustee


                                           By..................................

                                             _________________________
                                             Authorized Signatory

          This Security is one of a duly authorized series of securities of the Company (herein called the "Securities"), issued under an Indenture, dated as of February 4, 1998, as amended by a Supplemental Indenture, dated as of February 4, 1998 (as so amended, the "Indenture"), each between the Company and PNC Bank, National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are subject to, and qualified by, all of the terms of the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate Principal Amount to $200,000,000. The Securities are general obligations of the Company.

          The Securities are subject to redemption upon not less than 30 days' nor more than 60 days' notice by first class mail, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of
(i) 100% of the Principal Amount of the Securities so redeemed or (ii) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued interest thereon to the redemption date.

          "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.25%.

          "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Security to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Security.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

          "Quotation Agent" means one of the Reference Treasury Dealers appointed by the Company and certified to the Trustee by the Company.

          "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation, BancAmerica Robertson Stephens, Bear, Stearns & Co. Inc., BT Alex. Brown Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and J.P. Morgan Securities Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer and certify same to the Trustee; and any other Primary Treasury Dealer selected by the Company and certified to the Trustee by the Company.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company and certified to the Trustee by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Treasury Reference Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

          In the event of redemption of this Security in part only, a new Security or Securities of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          Notwithstanding any other provision of Article 3 of the Indenture, if any Gaming Authority requires that a Holder or beneficial owner of Securities of a Holder must be licensed, qualified or found suitable under any Gaming Law, such Holder or such beneficial owner shall apply for a license, qualification or a finding of suitability, as the case may be, within the required time period. If such person fails to apply or become licensed or qualified or is not found suitable (in each case, a "failure of compliance"), the Company shall have the right, at its option, (i) to require such Holder or owner to dispose of such Holder's or owner's Securities within 30 days of receipt of notice of the Company's election or such earlier date as may be requested or prescribed by such Gaming Authority, or (ii) to redeem within such 30-day or earlier period requested or prescribed by such Gaming Authority the Securities of such Holder or owner at a redemption price equal to the lesser of (A) 100% of the Principal Amount thereof or (B) the price at which such Holder or owner acquired the Securities, together, in either case, with accrued interest to the earlier of the redemption date or the date of the failure of compliance, which may be less than 30 days following the notice of redemption if so requested or prescribed by such Gaming Authority. The Company shall notify the Trustee in writing of any such redemption as soon as practicable. The Company shall not be responsible for any costs or expenses any such Holder or owner may incur in connection with its application for a license, qualification or finding of suitability.

          If there is a Change in Control (the time of a Change in Control being referred to as the "Change in Control Date"), then the Company shall (a) commence, within five Business Days following the Change in Control Date, an offer to repurchase (the "Repurchase Offer") all of the outstanding Securities at a repurchase price (the "Repurchase Price") in cash equal to 101% of the Principal Amount of the Securities plus accrued interest, if any, to the Repurchase Date (as defined below) and (b) deposit with the Paying Agent an amount equal to the aggregate Repurchase Price for all Securities then outstanding so as to be available for payment to the Holders of Securities who elect to require the Company to repurchase all or a portion of their Securities.

          If the Repurchase Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest will be paid to the person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Securities pursuant to the Repurchase Offer.

          Notice of any Repurchase Offer shall be mailed by the Company to the Trustee and the Holders of the Securities at their last registered addresses. The Repurchase Offer shall remain open from the time of mailing until 10 Business Days thereafter, and no longer, unless a longer period is required by law or stock exchange rule or unless a majority of the Continuing Directors of the Company votes in favor of extending such period (the date on which the Repurchase Offer closes being the "Repurchase Date"). The notice shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Repurchase Offer. The notice, which shall govern the terms of the Repurchase Offer, shall state:

          (1) that the Repurchase Offer is being made pursuant to Section 4.07 of the Indenture and that Securities will be accepted for payment either (A) in whole or (B) in part in integral multiples of $1,000;

          (2) the Repurchase Price and the Repurchase Date;

          (3) that any Security not tendered will continue to accrue interest;

          (4) that any Security accepted for payment pursuant to the Repurchase Offer shall cease to accrue interest from and after the Repurchase Date;

          (5) that Holders electing to have a Security purchased pursuant to the Repurchase Offer will be required to surrender the Security, with the form entitled "Option to Elect Purchase" on the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Repurchase Date;

          (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than three Business Days before the Repurchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the Principal Amount of Securities the Holder delivered for purchase and a statement that the Holder is withdrawing his election to have such Securities purchased; and

          (7) that Holders whose Securities are purchased only in part will be issued new Securities equal in Principal Amount to the unpurchased portion of the Securities surrendered.

          On the Repurchase Date, the Company shall, to the extent lawful, (i) accept for payment Securities or portions thereof tendered pursuant to the Repurchase Offer; and (ii) deliver to the Trustee the Securities so tendered, together with an Officers' Certificate identifying the Securities or portions thereof so accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of the Securities so accepted payment in an amount equal to the Repurchase Price. The Trustee shall promptly authenticate and mail or deliver to each Holder who tendered a Security a new Security or Securities equal in Principal Amount to any untendered portion of the Security surrendered. The Paying Agent shall invest funds deposited with it pursuant to Section 4.07 of the Indenture for the benefit of, and at the written direction of, the Company to the Repurchase Date.

          "Board of Directors" or "Board" means the Board of Directors or any authorized committee of the Board of Directors of the Company, or a Consolidated Subsidiary thereof, as the context may indicate.

          "Capital Stock" of any person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock and any and all forms of partnership interests or other equity interests in a person, including but not limited to any type of preference stock which for other purposes may not be treated as equity.

          "Change in Control" means (i) the time the Company first determines that any person or group, within the meaning of Section 14(d)(2) of the Exchange Act (other than any person who was at the date of the Indenture an officer or director of the Company or a group consisting of persons who were at the date of the Indenture officers or directors of the Company) have acquired direct or indirect beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 35% or more of the outstanding voting Capital Stock of the Company, unless a majority of the Continuing Directors approves the acquisition not later than 10 business days after the Company makes the determination, or (ii) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.

          "Consolidated Subsidiary" of any specific person means any subsidiary, all of whose voting Capital Stock (other than the minimum required number of directors' qualifying shares) are owned by such person and/or by another Consolidated Subsidiary of such person, and the accounts of which are, or under generally accepted accounting principles are required to be, consolidated with the accounts of such person.

          "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of that Board of Directors on the date of the Indenture, (ii) had been a member of that Board of Directors for the two years immediately preceding such date of determination or (iii) was nominated for election or elected to that Board of Directors with the affirmative vote of the greater of (x) a majority of Continuing Directors who were members of that Board at the time of such nomination or election or (y) at least three Continuing Directors.

          The Indenture contains provisions for defeasance of the entire Indebtedness of this Security or certain restrictive covenants with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

          If an Event of Default with respect to the Securities shall occur and be continuing, the Principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in Principal Amount of the Securities at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in Principal Amount of the Securities at the time outstanding, on behalf of the Holders of all such Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. The right of any Holder (or such Holder's duly designated proxy) to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of Securities as of a date set by the Company and identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Indenture.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in Principal Amount of the Securities at the time outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in Principal Amount of the Securities at the time outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of Principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the register for the Securities, upon surrender of this Security for transfer at the office or agency of the Company in any place where the Principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate Principal Amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate Principal Amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          No past, present or future director, officer, employee, stockholder or incorporator, as such, of the Company or any successor corporation shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          All terms used in this Security without definition which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

                            Option to Elect Purchase

          The undersigned registered Holder of this Security hereby irrevocably exercises the option to require the Company to repurchase this Security or portion thereof (which is $1,000 or an integral multiple thereof) below designated on the Repurchase Date and in accordance with the terms set forth in the notice of Repurchase Offer distributed by the Company in accordance with the terms of this Security, and directs that payment be made to the registered Holder hereof unless a different name has been indicated below. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:  ________________


Signature(s) must be                    Holder's Signature:
guaranteed if payment is to be
made other than to and in the name
of the registered Holder                ________________________________


____________________________________    Portion of Security to be repurchased
Signature Guarantee                     (in integral multiples of $1,000) if
                                        other than the full Principal Amount
                                        thereof:
Fill in for payment of Repurchase
Price if to be made otherwise than      ________________________________
to the registered Holder


____________________________________
Name

____________________________________
Address

____________________________________

Please print name and address
(including zip code)

SOCIAL SECURITY OR TAXPAYER
IDENTIFICATION NUMBER

____________________________________